                                                                      EXHIBIT 13

POLARIS CHOICE

ONE YEAR WITHOUT SURRENDER


                              GOVERNMENT
                  CAPITAL        AND                 NATURAL   AGGRESSIVE  ALLIANCE    ASSET    BLUE CHIP  CORPORATE  DAVIS VENTURE
PERFORMANCE:   APPRECIATION  QUALITY BOND  GROWTH   RESOURCES    GROWTH     GROWTH   ALLOCATION   GROWTH      BOND        VALUE
               ------------  ------------  ------   ---------  ----------  --------  ---------- ---------  ---------  -------------
Fund Value        $909.33     $1,094.24    $972.65  $1,173.31    $832.80    $791.48   $979.64       N/A     $1,031.84   $1,075.83
One Year Yield     -9.07%         9.42%     -2.74%     17.33%    -16.72%    -20.85%    -2.04%       N/A         3.18%       7.58%
Period Years         1.00          1.00       1.00       1.00       1.00       1.00      1.00      1.00          1.00        1.00





                 "DOGS" OF    EMERGING  FEDERATED   GLOBAL    GLOBAL  GOLDMAN SACHS
                WALL STREET   MARKETS    VALUE      BOND    EQUITIES    RESEARCH
                -----------  --------  ---------   ------   -------- -------------
Fund Value       $1,012.28    $625.64  $1,006.10  $1,073.58  $812.95       N/A
One Year Yield       1.23%    -37.44%      0.61%      7.36%  -18.71%       N/A
Period Years          1.00       1.00       1.00       1.00     1.00      1.00


                                                    INTERNATIONAL   INTERNATIONAL
                GROWTH-    GROWTH     HIGH-YIELD     DIVERSIFIED     GROWTH AND
                INCOME  OPPORTUNITIES   BOND          EQUITIES          INCOME
                ------  ------------- ----------    -------------   -------------
Fund Value      $901.00      N/A       $890.69        $802.65         $994.17
One Year Yield   -9.90%      N/A       -10.93%        -19.74%          -0.58%
Period Years       1.00     1.00          1.00           1.00            1.00




                                                                                                                          NATIONS
                                                                                                             NATIONS      MARSICO
                MFS GROWTH   MFS MID-   MFS TOTAL  PUTNAM     REAL    SUNAMERICA            NATIONS HIGH  INTERNATIONAL   FOCUSED
                AND INCOME  CAP GROWTH   RETURN    GROWTH    ESTATE    BALANCED  TECHNOLOGY  YIELD BOND       VALUE       EQUITIES
                ----------  ----------  ---------  ------    ------   ---------- ---------- ------------  -------------   --------
Fund Value        $979.04   $1,077.63   $1,149.86  $805.17  $1,215.23   $889.87      N/A         N/A           N/A        $828.50
One Year Yield     -2.10%       7.76%      14.99%  -19.48%     21.52%   -11.01%      N/A         N/A           N/A        -17.15%
Period Years         1.00        1.00        1.00     1.00       1.00      1.00     1.00        1.00          1.00           1.00




                     VAN KAMPEN     VAN KAMPEN LIT     VAN KAMPEN LIT
                    LIT COMSTOCK   EMERGING GROWTH    GROWTH AND INCOME
                    ------------   ---------------    -----------------
Fund Value               N/A             N/A                 N/A
One Year Yield           N/A             N/A                 N/A
Period Years            1.00            1.00                1.00

FIVE YEAR WITHOUT SURRENDER


                               GOVERNMENT
                                  AND                                                                  BLUE                 DAVIS
                   CAPITAL       QUALITY    NATURAL               AGGRESSIVE  ALLIANCE      ASSET      CHIP   CORPORATE    VENTURE
PERFORMANCE:     APPRECIATION     BOND     RESOURCES    GROWTH      GROWTH     GROWTH     ALLOCATION  GROWTH     BOND       VALUE
                 ------------  ----------  ---------  ----------  ----------  --------    ----------  ------  ---------    -------
Fund Value        $2,735.97    $1,237.08   $1,331.51   $2,424.60      N/A     $2,542.99    $1,498.70    N/A   $1,161.19   $2,225.05
Five Year Yield      22.30%        4.35%       5.89%      19.38%      N/A        20.52%        8.43%    N/A       3.03%      17.35%
Period Years           5.00         5.00        5.00        5.00     5.00          5.00         5.00   5.00        5.00        5.00




                                                                         GOLDMAN
                  "DOGS" OF   EMERGING  FEDERATED  GLOBAL      GLOBAL     SACHS
                 WALL STREET  MARKETS    VALUE     BOND       EQUITIES   RESEARCH
                 ----------- --------  ---------  ------      --------   --------
Fund Value           N/A       N/A        N/A    $1,321.97   $1,603.28      N/A
Five Year Yield      N/A       N/A        N/A        5.74%       9.90%      N/A
Period Years        5.00      5.00       5.00         5.00        5.00     5.00

                                                        INTERNATIONAL   INTERNATIONAL
                  GROWTH       GROWTH        HIGH-       DIVERSIFIED     GROWTH AND
                  INCOME    OPPORTUNITIES  YIELD BOND      EQUITIES         INCOME
                  ------    -------------  ----------    -----------    -------------
Fund Value       $2,378.60       N/A       $1,126.51      $1,286.00           N/A
Five Year Yield     18.92%       N/A           2.41%          5.16%           N/A
Period Years          5.00      5.00            5.00           5.00          5.00




                                                                                               NATIONS                   NATIONS
                                                                                                HIGH       NATIONS       MARSICO
                 MFS GROWTH   MFS MID-   MFS TOTAL   PUTNAM     REAL    SUNAMERICA              YIELD   INTERNATIONAL    FOCUSED
                 AND INCOME  CAP GROWTH    RETURN    GROWTH     ESTATE   BALANCED  TECHNOLOGY   BOND        VALUE        EQUITIES
                 ----------  ----------  ---------   ------     ------  ---------- ----------  -------  -------------    --------
Fund Value       $1,788.86       N/A     $1,696.57  $2,095.99     N/A       N/A        N/A        N/A         N/A          N/A
Five Year Yield     12.34%       N/A        11.15%     15.95%     N/A       N/A        N/A        N/A         N/A          N/A
Period Years          5.00      5.00          5.00       5.00    5.00      5.00       5.00       5.00        5.00         5.00




                                                                  VAN KAMPEN
                           VAN KAMPEN       VAN KAMPEN LIT        LIT GROWTH
                          LIT COMSTOCK      EMERGING GROWTH       AND INCOME
                          ------------      ---------------       ----------
Fund Value                     N/A                N/A                N/A
Five Year Yield                N/A                N/A                N/A
Period Years                  5.00               5.00               5.00

STANDARDIZED LIFETIME RETURNS WITHOUT SURRENDER



                                 GOVERNMENT
                    CAPITAL          AND       NATURAL              AGGRESSIVE
PERFORMANCE:      APPRECIATION  QUALITY BOND  RESOURCES    GROWTH     GROWTH
                  ------------  ------------  ---------  ---------- ----------
Fund Value         $3,876.83     $1,433.19    $1,444.81  $3,130.68   $2,010.45
Annualized Yield
 Since Inception       18.74%         4.69%        6.14%     15.61%      16.47%
Period Years            7.89          7.85         8.17       7.87        4.58

                                                                DAVIS
                  ALLIANCE    ASSET     BLUE CHIP  CORPORATE   VENTURE
PERFORMANCE:       GROWTH   ALLOCATION    GROWTH      BOND      VALUE
                  --------  ----------  ---------  ---------   -------
Fund Value        $3,796.07  $1,917.88   $ 856.09  $1,297.94  $2,973.47
Annualized Yield
 Since Inception      18.41%      9.06%    -14.39%      3.53%     19.28%
Period Years           7.90       7.51       0.48       7.51       6.18




                   "DOGS" OF                                               GOLDMAN
                     WALL    EMERGING   FEDERATED   GLOBAL     GLOBAL       SACHS
PERFORMANCE:        STREET    MARKETS     VALUE      BOND     EQUITIES     RESEARCH
                    -------  --------   ---------   ------    --------     --------
Fund Value         $ 906.29  $  670.03  $1,688.26  $1,490.98  $2,131.20   $1,490.41
Annualized Yield
 Since Inception      -3.51%    -10.57%     12.11%      5.47%     10.06%      49.04%
Period Years           2.75       3.58       4.58       7.51       7.90        0.49

                                                            INTERNATIONAL   INTERNATIONAL
                    GROWTH       GROWTH      HIGH-YIELD      DIVERSIFIED      GROWTH AND
PERFORMANCE:        INCOME    OPPORTUNITIES     BOND           EQUITIES         INCOME
                    ------    -------------  ----------      -----------    -------------
Fund Value         $3,195.69    $  940.65     $1,306.65       $1,342.45       $1,391.69
Annualized Yield
 Since Inception       15.85%      -11.79%         3.45%           4.88%           9.66%
Period Years            7.90         0.49          7.90            6.18            3.58






                   MFS GROWTH   MFS MID-   MFS TOTAL   PUTNAM      REAL     SUNAMERICA
PERFORMANCE:       AND INCOME CAP GROWTH   RETURN     GROWTH     ESTATE     BALANCED
                   ----------  ----------  ---------   ------     ------    ----------
Fund Value         $2,285.91   $1,755.94   $2,117.25  $2,515.35  $1,074.39  $1,741.23
Annualized Yield
 Since Inception       11.04%      37.86%      12.90%     12.39%      2.02%     12.87%
Period Years            7.90        1.75        6.18       7.90       3.58       4.58

                                       NATIONS                 NATIONS
                                        HIGH       NATIONS     MARSICO
                                        YIELD   INTERNATIONAL  FOCUSED
PERFORMANCE:       TECHNOLOGY           BOND        VALUE      EQUITIES
                   ----------          -------  -------------  --------
Fund Value          $  668.48            N/A         N/A         N/A
Annualized Yield
 Since Inception       -33.15%           N/A         N/A         N/A
Period Years             0.49    0.00    N/A         N/A         N/A




PERFORMANCE:  VAN KAMPEN LIT COMSTOCK         VAN KAMPEN LIT EMERGING GROWTH           VAN KAMPEN LIT GROWTH AND INCOME
              -----------------------         ------------------------------           --------------------------------
 Fund Value             N/A                                 N/A                                   N/A
 Annualized Yield
  Since Inception       N/A                                 N/A                                   N/A
 Period Years           N/A                                 N/A                                   N/A

POLARIS CHOICE


ONE YEAR WITH SURRENDER


                              GOVERNMENT                                                                                    DAVIS
                 CAPITAL          AND       NATURAL               AGGRESSIVE  ALLIANCE    ASSET     BLUE CHIP  CORPORATE   VENTURE
PERFORMANCE:   APPRECIATION  QUALITY BOND  RESOURCES    GROWTH      GROWTH     GROWTH   ALLOCATION    GROWTH      BOND      VALUE
               ------------  ------------  ---------  ----------  ----------  --------  ----------  ---------  ---------   -------
Fund Value      $  839.33     $1,024.24    $1,103.31   $  902.65   $  762.80  $  721.48  $  909.64      N/A    $  961.84  $1,005.83
One Year Yield    -16.07%         2.42%       10.33%      -9.74%     -23.72%    -27.85%     -9.04%      N/A       -3.82%      0.58%
Period Years         1.00          1.00         1.00        1.00        1.00       1.00       1.00     1.00         1.00       1.00





                "DOGS" OF    EMERGING   FEDERATED    GLOBAL     GLOBAL    GOLDMAN SACHS
               WALL STREET    MARKETS     VALUE       BOND     EQUITIES      RESEARCH
               -----------   --------   ---------    ------    --------   -------------
Fund Value      $  942.28   $  555.64   $  936.10   $1,003.58  $  742.95        N/A
One Year Yield     -5.77%     -44.44%      -6.39%       0.36%    -25.71%        N/A
Period Years         1.00        1.00        1.00        1.00       1.00       1.00

                                                      INTERNATIONAL   INTERNATIONAL
                GROWTH-     GROWTH      HIGH-YIELD     DIVERSIFIED      GROWTH AND
                INCOME   OPPORTUNITIES     BOND          EQUITIES         INCOME
                ------   -------------  ----------     -----------     ------------
Fund Value     $  831.00      N/A       $  820.69       $  732.65       $  924.17
One Year Yield   -16.90%      N/A         -17.93%         -26.74%          -7.58%
Period Years        1.00     1.00            1.00            1.00            1.00




                                                                                                 NATIONS                  NATIONS
                                                                                                  HIGH       NATIONS      MARSICO
                MFS GROWTH   MFS MID-   MFS TOTAL   PUTNAM      REAL     SUNAMERICA               YIELD   INTERNATIONAL   FOCUSED
                AND INCOME  CAP GROWTH   RETURN     GROWTH     ESTATE     BALANCED   TECHNOLOGY   BOND        VALUE       EQUITIES
                ----------  ----------  ---------   ------     ------    ----------  ----------  -------  -------------   --------
Fund Value      $  909.04    $1,007.63  $1,079.86  $  735.17  $1,145.23  $  819.87       N/A        N/A         N/A      $  758.50
One Year Yield     -9.10%        0.76%      7.99%    -26.48%     14.52%    -18.01%       N/A        N/A         N/A        -24.15%
Period Years         1.00         1.00       1.00       1.00       1.00       1.00      1.00       1.00        1.00           1.00




                              VAN KAMPEN                 VAN KAMPEN LIT             VAN KAMPEN LIT
                             LIT COMSTOCK                EMERGING GROWTH           GROWTH AND INCOME
                             ------------                ---------------           -----------------
Fund Value                        N/A                          N/A                          N/A
One Year Yield                    N/A                          N/A                          N/A
Period Years                     1.00                         1.00                         1.00

FIVE YEAR WITH SURRENDER


                               GOVERNMENT                                                              BLUE                DAVIS
                  CAPITAL         AND        NATURAL               AGGRESSIVE  ALLIANCE     ASSET      CHIP   CORPORATE   VENTURE
PERFORMANCE:    APPRECIATION  QUALITY BOND  RESOURCES    GROWTH      GROWTH     GROWTH    ALLOCATION  GROWTH     BOND      VALUE
                ------------  ------------  ---------  ----------  ----------  --------   ----------  ------  ---------   -------
Fund Value        $2,735.97    $1,237.08    $1,331.51  $2,424.60        N/A    $2,542.99  $1,498.70     N/A   $1,161.19  $2,225.05
Five Year Yield      22.30%        4.35%        5.89%     19.38%        N/A       20.52%      8.43%     N/A       3.03%     17.35%
Period Years           5.00         5.00         5.00       5.00       5.00         5.00       5.00    5.00        5.00       5.00





                  "DOGS" OF   EMERGING  FEDERATED   GLOBAL     GLOBAL   GOLDMAN SACHS
                 WALL STREET  MARKETS     VALUE      BOND     EQUITIES     RESEARCH
                 -----------  --------  ---------   ------    --------  -------------
Fund Value           N/A         N/A        N/A    $1,321.97  $1,603.28       N/A
Five Year Yield      N/A         N/A        N/A        5.74%      9.90%       N/A
Period Years        5.00        5.00       5.00         5.00       5.00      5.00

                                                        INTERNATIONAL    INTERNATIONAL
                  GROWTH-     GROWTH      HIGH-YIELD     DIVERSIFIED      GROWTH AND
                  INCOME   OPPORTUNITIES     BOND          EQUITIES         INCOME
                  ------   -------------  ----------     -----------     -------------
Fund Value       $2,378.60      N/A        $1,126.51      $1,286.00            N/A
Five Year Yield     18.92%      N/A            2.41%          5.16%            N/A
Period Years          5.00     5.00             5.00           5.00           5.00






                 MFS GROWTH   MFS MID-    MFS TOTAL   PUTNAM
                 AND INCOME  CAP GROWTH    RETURN     GROWTH    REAL ESTATE
                 ----------  ----------   ---------   ------    -----------
Fund Value       $1,788.86       N/A     $1,696.57   $2,095.99      N/A
Five Year Yield     12.34%       N/A        11.15%      15.95%      N/A
Period Years          5.00      5.00          5.00        5.00     5.00

                                                                      NATIONS
                                                          NATIONS     MARSICO
                 SUNAMERICA              NATIONS HIGH  INTERNATIONAL  FOCUSED
                  BALANCED   TECHNOLOGY   YIELD BOND       VALUE      EQUITIES
                 ----------  ----------  ------------  -------------  --------
Fund Value           N/A         N/A          N/A            N/A        N/A
Five Year Yield      N/A         N/A          N/A            N/A        N/A
Period Years        5.00        5.00         5.00           5.00       5.00




                       VAN KAMPEN LIT COMSTOCK       VAN KAMPEN LIT EMERGING GROWTH          VAN KAMPEN LIT GROWTH AND INCOME
Fund Value                      N/A                              N/A                                     N/A
Five Year Yield                 N/A                              N/A                                     N/A
Period Years                   5.00                             5.00                                    5.00

STANDARDIZED LIFETIME RETURNS WITH SURRENDER


                               GOVERNMENT                                                                                    DAVIS
                  CAPITAL         AND        NATURAL               AGGRESSIVE  ALLIANCE    ASSET     BLUE CHIP  CORPORATE   VENTURE
PERFORMANCE:    APPRECIATION  QUALITY BOND  RESOURCES  WEL GROWTH    GROWTH     GROWTH   ALLOCATION    GROWTH      BOND      VALUE
                ------------  ------------  ---------  ----------  ----------  --------  ----------  ---------  ---------   -------
Fund Value        $3,876.83    $1,433.19    $1,444.81  $3,130.68    $2,010.45  $3,796.07 $1,917.88   $  786.09  $1,297.94  $2,973.47
Annualized Yield
 Since Inception     18.74%        4.69%        6.14%     15.61%       16.47%     18.41%     9.06%     -21.39%      3.53%     19.28%
Period Years           7.89         7.86         6.17       7.87         4.58       7.90      7.51        0.48       7.51       6.18





                    "DOGS" OF   EMERGING   FEDERATED                  GLOBAL    GOLDMAN SACHS
                   WALL STREET   MARKETS     VALUE     GLOBAL BOND   EQUITIES      RESEARCH
                   -----------  --------   ---------   -----------   --------   -------------
Fund Value          $  856.26   $  670.03  $1,688.26    $1,490.98    $2,131.20    $  902.64
Annualized Yield
 Since Inception       -5.48%     -10.57%     12.11%        5.47%       10.06%       -9.74%
Period Years             2.75        3.58       4.58         7.51         7.90         0.49

                                                            INTERNATIONAL   INTERNATIONAL
                    GROWTH-      GROWTH       HIGH-YIELD     DIVERSIFIED     GROWTH AND
                    INCOME    OPPORTUNITIES       BOND         EQUITIES        INCOME
                    ------    -------------   ----------     -----------     ----------
Fund Value         $3,195.69    $  812.08      $1,306.65      $1,342.46       $1,391.69
Annualized Yield
 Since Inception      15.85%      -18.79%          3.45%          4.88%           9.66%
Period Years            7.90         0.49           7.90           6.18            3.58






                   MFS GROWTH   MFS MID-    MFS TOTAL   PUTNAM      REAL
                   AND INCOME  CAP GROWTH     RETURN    GROWTH     ESTATE
                   ----------  ----------   ---------   ------     ------
Fund Value         $2,285.91   $1,695.87    $2,117.25  $2,515.35  $1,074.39
Annualized Yield
 Since Inception      11.04%      35.15%       12.90%     12.39%      2.02%
Period Years            7.90        1.75         6.18       7.90       3.58

                                                                        NATIONS
                                                            NATIONS     MARSICO
                   SUNAMERICA              NATIONS HIGH  INTERNATIONAL  FOCUSED
                    BALANCED   TECHNOLOGY   YIELD BOND       VALUE      EQUITIES
                   ----------  ----------  ------------  -------------  --------
Fund Value          $1,741.23   $  598.48       N/A            N/A        N/A
Annualized Yield
 Since Inception       12.87%     -40.15%       N/A            N/A        N/A
Period Years             4.58        0.49       N/A            N/A        N/A




                                      VAN KAMPEN LIT COMSTOCK    VAN KAMPEN LIT EMERGING GROWTH    VAN KAMPEN LIT GROWTH AND INCOME
                                      -----------------------    ------------------------------    --------------------------------
Fund Value                                      N/A                            N/A                             N/A
Annualized Yield Since Inception                N/A                            N/A                             N/A
Period Years                                    N/A                            N/A                             N/A